Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

July 23, 2026

In connection with the Quarterly Report on Form 10-Q by Kaiser Aluminum Corporation, a Delaware corporation (the “Company”), for the quarter ended June 30, 2026 (the “Report”), as filed on the date hereof with the Securities and Exchange Commission, the undersigned, Keith A. Harvey, President and Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.

/s/ Keith A. Harvey
Keith A. Harvey
President and Chief Executive Officer
(Principal Executive Officer)